SECURITIES AND EXCHA
N
GE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2026

Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana 1000 N. West Street, Suite 900, Wilmington, Delaware	46268 19801
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (833) 267-8382
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, $0.01 par value	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On September 21, 2026, Vylor, Inc., a subsidiary of Corteva, Inc. (“Corteva” or the “Company”) filed its Amendment No. 3 to the Registration Statement on Form 10 (File No. 001-43376) with the U.S. Securities and Exchange Commission in connection with Corteva’s previously announced plans of a separation of Corteva into two independent, publicly traded companies through the separation of Corteva’s seed operating segment into an independent, publicly traded company, Vylor Inc. (“Vylor”). The filing provides detailed information on Vylor’s business, strategy and historical financial results. The Registration Statement on Form 10 is available at www.sec.gov under “Vylor Inc.” and on Corteva’s investor relations website, investors.corteva.com under “Financial Information”.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K, including the information furnished pursuant to Item 8.01 and Item 9.01 hereto, contains certain forward-looking statements. Words such as “believe,” “will,” “plan,” “may,” “expect,” “see,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, Corteva’s intent to separate and its related expectations for Corteva and Vylor. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Corteva’s and Vylor’s control. Important factors that may affect Corteva’s or Vylor’s respective businesses and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, whether the objectives of the separation will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the separation; the timing of any such separation or related action and whether any such separation will be consummated at all; the risk that the announcement of the intended separation could have an adverse effect on the ability of Corteva or Vylor to retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the separation could divert the attention and time of each company’s management; the risk of any unexpected costs or expenses resulting from the separation process or separation itself; and the risk of any litigation relating to the separation, as well as the risks and uncertainties described in Corteva’s and Vylor’s risk factors, as they may be amended from time to time, set forth in their respective filings with the U.S. Securities and Exchange Commission. Corteva and Vylor disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORTEVA, INC.

Date: September 21, 2026	By:	/s/ David P. Johnson
Name: David P. Johnson
Title: Executive Vice President, Chief Financial Officer

EIDP, INC.

Date: September 21, 2026	By:	/s/ David P. Johnson
Name: David P. Johnson
Title: Executive Vice President, Chief Financial Officer